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                                                                   Exhibit 23.6


                                       CONSENT

    I hereby consent to the reference to my name as a person about to become a director of Pomeroy Computer Resources, Inc. (the "Company"), under the caption "Management" in the Registration Statement (Form S-3) and related Prospectus of the Company for the registration of shares of common stock.



                                       /s/ Kenneth R. Waters
                                       --------------------------------------
                                       Kenneth R. Waters